As filed with the Securities and Exchange Commission on May 16, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2003

TRANSMERIDIAN EXPLORATION, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-60960	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300

Houston, Texas 77060

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

TRANSMERIDIAN EXPLORATION, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 5.	Other Events

Item 7.	Financial Statements and Exhibits

Signature

Item 5.            Other Events

Yearend Accounting Adjustments Which Affect 2002 Interim Periods

In connection with the preparation of the December 31, 2002 annual financial statements, the Company identified several accounting adjustments which were recorded at yearend.  Such adjustments also affect the interim periods in 2002.  These adjustments did not affect any periods prior to 2002.  The nature and amount of these adjustments is presented below.

1)                   Capitalized interest – During the fourth quarter of 2002, the Company recorded capitalized interest of $1,060,000 on undeveloped oil and gas properties, of which $615,560 related to the first three quarters of 2002.

2)                   Amortization of prepaid investment advisory contract – During the first quarter of 2002, the Company executed an investment advisory contract in exchange for common stock.  This contract, which was valued at $735,000, was not recorded until the fourth quarter of 2002.  The investment advisory contract covers a two year period ending in February 2004 and will be amortized over that term.  During the fourth quarter of 2002, the Company recorded amortization expense related to this contract totaling $306,250, of which $214,375 related to the first three quarters of 2002.

3)                   Adjustment to Investment in Emba Trans Ltd. – During the fourth quarter of 2002, the Company made an adjustment to correct the accounting for an issuance of common stock which occurred during the second quarter of 2002.  This adjustment reduced the amount reflected as an investment in Emba Trans Ltd. by $1,400,000, with a corresponding reduction in stockholders’ equity.  This adjustment did not affect the statements of operations for the interim periods of 2002.

4)                   Amortization of deferred financing costs – During 2001, the Company recorded $400,000 in deferred financing costs associated with its $20 million credit facility with a Kazakhstan bank.  These deferred financing costs should have been amortized over a 36 month period beginning in February 2002.  In the fourth quarter of 2002, the Company recorded amortization of deferred financing cost totaling $122,222, of which $88,888 related to the first three quarters of 2002.

5)                   Beneficial conversion feature on convertible debentures – The Company issued convertible debentures in August 2002 which contained a beneficial conversion feature as defined in EITF 98-5.  The value of this beneficial conversion feature should have resulted in a charge to earnings of $35,924 on the date of issuance.  This amount was recorded in the fourth quarter of 2002.  In connection with the debentures, the Company also issued warrants which were valued at $20,000 and will be amortized as additional interest expense over the twenty four month life of the debentures.  Additional expense of $37,591 attributable to these two items should have been recorded in the third quarter of 2002.

The Company previously filed a Current Report on Form 8-K on February 20, 2003 to report a change in its accounting policies for carried working interests and drilling rig operations.  Reference is made to that filing for further discussion of this change in accounting policy.  The previous filing included financial statements which reflected the effect of the new accounting policies on the interim periods ended June 30, 2002 and September 30, 2002.  Since the Company is restating the results of operations for all of its interim periods for this filing, the effect of these accounting changes on the interim period ended March 31, 2002 are included, as follows:

6)                   Depreciation of drilling rig – The Company recorded $220,833 of depreciation expense on its drilling rig during the first quarter ended March 31, 2002.  The rig should not have been depreciated during this period as it was undergoing refurbishment and modification activities to get it ready for its intended use.

7)                   Adjustment for carried working interest – The Current Report on Form 8-K filed February 20, 2003 described a change in accounting policy for carried working interests.  This change in accounting policy resulted in an increase in operating expenses of $43,619 for the first quarter ended March 31, 2002.  This amount had previously been recorded as a receivable.

The table below presents the effect of the adjustments described above for each of the three month periods ended March 31, 2002, June 30, 2002 and September 30, 2002 as follows:

	Three Month Periods Ended
	March 31, 2002	June 30, 2002	September 30, 2002
Decrease (increase) in net loss:
Capitalization of interest	$141,482	$236,241	$317,209
Amortization of prepaid investment advisory contract	(30,625)	(91,875)	(91,875)
Amortization of deferred financing costs	(22,222)	(33,333)	(33,333)
Beneficial conversion feature and warrants on convertible debentures	—	—	(37,591)
Depreciation of drilling rig	220,833	—	—
Adjustment for carried working interest	(43,619)	—	—
Net reduction to net loss	$265,849	$111,033	$154,410

Additionally, certain reclassifications have been made to the financial statements of the previously reported interim periods to conform to the presentation of the December 31, 2002 financial statements.

Item 7.                                    Financial Statements and Exhibits

(a)                                        Financial Statements

The following financial statements are attached to this Current Report on Form 8-K:

Consolidated Statements of Operations for the Three Month Periods Ended March 31, 2002, June 30, 2002 and September 30, 2002

Consolidated Statements of Operations for the Three, Six and Nine Month Periods Ended March 31, 2002, June 30, 2002 and September 30, 2002, respectively

Consolidated Statements of Cash Flows for the Three, Six, and Nine Month Periods Ended March 31, 2002, June 30, 2002, and September 30, 2002, respectively

(b)             Pro Forma Financial Information

None.

(c)             Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION, INC.

Date:	May 16, 2003	By:	/s/ Lorrie T. Olivier
Lorrie T. Olivier
Chairman and Chief Executive Officer

Transmeridian Exploration, Inc. and Subsidiaries

(A Development Stage Company)

Consolidated Statements of Operations

For the Three Month Periods Ended March 31, 2002, June 30, 2002 and September 30, 2002

(Unaudited)

	Three Month Periods Ended
	March 31, 2002	June 30, 2002	September 30, 2002
	(Restated)	(Restated)	(Restated)

Oil revenues	$—	$—	$—

Operating and administrative expenses	509,678	533,141	721,826

Operating loss	(509,678)	(533,141)	(721,826)

Other income (expense):
Interest income	3,582	103	226
Interest expense, net of capitalized interest	(61,251)	(50,886)	(84,355)
Total other income (expense)	(57,669)	(50,783)	(84,129)

Net loss	(567,347)	(583,924)	(805,955)

Preferred dividends	(9,303)	(9,303)	(9,456)

Net loss attributable to common stockholders	$(576.650)	$(593,227)	$(815,411)

Basic and diluted loss per share	$(0.01)	$(0.01)	$(0.01)

Weighted average common shares outstanding	56,063,753	58,666,909	59,613,433

These financial statements should be read in conjunction with the Company’s Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 2002, June 30, 2002 and September 30, 2002, the Company’s Current Report on Form 8-K dated February 20, 2003 and the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002.

Transmeridian Exploration, Inc. and Subsidiaries

(A Development Stage Company)

Consolidated Statements of Operations

For the Three, Six and Nine Month Periods Ended March 31, 2002, June 30, 2002 and September 30, 2002

(Unaudited)

	Three Month Period Ended March 31, 2002	Six Month Period Ended June 30, 2002	Nine Month Period Ended September 30, 2002
	(Restated)	(Restated)	(Restated)

Oil revenues	$—	$—	$—

Operating and administrative expenses	509,678	1,042,819	1,764,645

Operating loss	(509,678)	(1,042,819)	(1,764,645)

Other income (expense):
Interest income	3,582	3,685	3,911
Interest expense, net of capitalized interest	(61,251)	(112,137)	(196,492)
Total other income (expense)	(57,669)	(108,452)	(192,581)

Net loss	(567,347)	(1,151,271)	(1,957,226)

Preferred dividends	(9,303)	(18,606)	(28,062)

Net loss attributable to common stockholders	$(576,650)	$(1,169,877)	$(1,985,288)

Basic and diluted loss per share	$(0.01)	$(0.02)	$(0.03)

Weighted average common shares outstanding	56,063,753	57,372,522	57,803,892

These financial statements should be read in conjunction with the Company’s Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 2002, June 30, 2002 and September 30, 2002, the Company’s Current Report on Form 8-K dated February 20, 2003 and the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002.

Transmeridian Exploration, Inc. and Subsidiaries

(A Development Stage Company)

Consolidated Statements of Cash Flows

For the Three, Six and Nine Month Periods Ended March 31, 2002, June 30, 2002 and September 30, 2002

(Unaudited)

	Three Month Period Ended March 31, 2002	Six Month Period Ended June 30, 2002	Nine Month Period Ended September 30, 2002
	(Restated)	(Restated)	(Restated)
Cash flows from operating activities:
Net loss	$(567,347)	$(1,151,271)	$(1,957,226)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,275	14,584	30,867
Amortization of debt financing costs	22,222	55,555	90,555
Amortization of prepaid contracts	30,625	122,500	214,375
Stock issued for services	—	35,000	35,000
Imputed interest expense	—	—	35,924
Increase in receivables	(97,578)	(3,454)	(10,693)
Increase in prepaid expenses	—	(10,000)	(10,000)
Increase (decrease) in accounts payable and accrued liabilities	(300,155)	296,905	667,508
Net cash used in operating activities	(907,958)	(640,181)	(903,690)

Cash flows from investing activities:
Capital expenditures	(439,337)	(5,155,767)	(7,291,182)
Non-cash portion of capital expenditures	62,110	298,351	615,560
Depreciation of support equipment	—	—	—
Advances to Emba Trans Ltd.	—	(7,313)	(15,536)
Net cash used in investing activities	(377,227)	(4,864,729)	(6,691,158)

Cash flows from financing activities:
Proceeds from long-term debt	4,083,000	7,563,179	9,523,128
Repayments of long-term debt	(1,500,000)	(1,876,936)	(1,837,423)
Proceeds from notes payable to related parties	—	50,000	230,000
Payment of deferred financing costs	(200,000)	(200,000)	(200,000)
Payment of dividends on preferred stock	(70,302)	(70,302)	(70,302)
Purchase of treasury stock	—	—	—
Proceeds from sale of treasury stock, net	—	—	—
Proceeds from sale of common stock, net	200	200	100,200
Repayment of amounts due to third parties	—	—	—
Net cash provided by financing activities	2,312,898	5,466,141	7,745,603

Net increase (decrease) in cash and cash equivalents	1,027,713	(38,769)	150,755

Cash and cash equivalents, beginning of period	107,276	107,276	107,276

Cash and cash equivalents, end of period	$1,134,989	$68,507	$258,031

These financial statements should be read in conjunction with the Company’s Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 2002, June 30, 2002 and September 30, 2002, the Company’s Current Report on Form 8-K dated February 20, 2003 and the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002.